Oppenheimer ETF Trust

Oppenheimer Global Revenue ETF

Supplement dated May 18, 2018 to the
Summary Prospectus dated October 27, 2017

This supplement amends the Summary Prospectus of the above referenced funds (the “Fund”), a series of Oppenheimer ETF Trust, and is in addition to any other supplement(s). Capitalized terms not otherwise defined herein have the meanings accorded to them in the Summary Prospectus.

Effective May 31, 2018:

1.	The following sentence is added to the second paragraph of the section titled “Principal Investment Strategies:”

In cases where a constituent security enters the Parent Index at less than its full free-float adjusted market capitalization weight, the Underlying Index will adjust the revenue weighting of the security using methodology analogous to the process used by the Index Provider to adjust the market capitalization in the Parent Index.

May 18, 2018	PS2673.003